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                                                                   EXHIBIT 99.6

                         CONSENT OF BOONE POWELL, JR.

        The undersigned, Boone Powell, Jr., hereby consents to being named in the Registration Statement on Form S-4 of American Oncology Resources, Inc. (the "Company") and any preliminary prospectus or prospectuses to be filed in connection therewith as a person to be appointed a director of the Company.


                                        /s/ BOONE POWELL, JR.
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                                        Boone Powell, Jr.